UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 25, 2024

EASTGROUP PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-07094	13-2711135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 W. Parkway Place, Suite 100, Ridgeland, MS 39157
(Address of Principal Executive Offices, including zip code)

(601) 354-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	EGP	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 25, 2024, EastGroup Properties, Inc. (the “Company”) entered into a sales agency financing agreement (the “Sales Agreement”) with each of (i) Robert W. Baird & Co. Incorporated, BofA Securities, Inc., BTIG, LLC, Jefferies LLC, J.P. Morgan Securities LLC, Raymond James & Associates, Inc., Regions Securities LLC, Samuel A. Ramirez & Company, Inc., and TD Securities (USA) LLC, as sales agent and/or principal (collectively, the “Sales Agents”), (ii) Robert W. Baird & Co. Incorporated, BofA Securities, Inc., Nomura Securities International, Inc. (acting through BTIG, LLC as agent), Jefferies LLC, J.P. Morgan Securities LLC, Raymond James & Associates, Inc., Regions Securities LLC, and TD Securities (USA) LLC, as forward sellers (collectively, the “Forward Sellers”), and (iii) Robert W. Baird & Co. Incorporated, Bank of America, N.A., Nomura Global Financial Products, Inc., Jefferies LLC, JPMorgan Chase Bank, National Association, Raymond James & Associates, Inc., Regions Securities LLC, and The Toronto-Dominion Bank, as forward purchasers (collectively, the “Forward Purchasers”), pursuant to which the Company may offer and sell shares of its common stock having an aggregate offering price of up to $1,000,000,000 (the “Shares”) from time to time in “at-the-market” offerings or certain other transactions through, at the Company’s discretion, any of the Sales Agents as its sales agent or acting as principal or, if applicable, through the Forward Sellers, acting as agents for the relevant Forward Purchasers (collectively, the “Offering”). The Sales Agreement has a term expiring upon the sale of all the Shares (unless it is terminated earlier by the parties) and provides that the Company will pay each of the Sales Agents a commission which in each case shall not exceed 1.5% of the gross sales price of all Shares sold through it as the agent under the Sales Agreement. Upon entry into the Sales Agreement, the Company terminated the Company’s previous at-the-market program pursuant to that certain sales agency financing agreement, dated October 25, 2023. At the time of such termination, shares of the Company’s common stock having an aggregate gross sales price of approximately $3.8 million remained unsold under such prior program. The Company also entered into eight separate Master Forward Confirmations on October 25, 2024 (each, a “Master Forward Confirmation”) between the Company and each of the Forward Purchasers, the form of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Sales of the Shares, if any, may be made by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices, in negotiated transactions or by any other method permitted by law deemed to be an “at-the-market” offering as defined in Rule 415 under the Securities Act of 1933, as amended (the “Act”), including block transactions or sales made to or through a market maker other than on an exchange, at prices related to prevailing market prices or at negotiated prices. The Company may sell the Shares in amounts and at times to be determined by the Company from time to time, but has no obligation to sell any of the Shares in the Offering, and may at any time suspend solicitation and offers under the Sales Agreements. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company’s common stock, determinations by the Company of the optimal source of funding for the Company and potential uses of the funding available to the Company. The Company intends to use the net proceeds of the Offering for general corporate purposes, which may include working capital, the repayment of amounts outstanding from time to time under the Company’s unsecured revolving credit facilities or other indebtedness and the payment of costs of acquisition or development of industrial properties, or a combination thereof.

The Sales Agreement also provides that in addition to the offer and sale of the Shares through the Sales Agents, the Company also may enter into separate forward sale agreements pursuant to the Master Forward Confirmations. In connection with any forward sale agreement pursuant to the relevant Master Forward Confirmation, the relevant Forward Purchaser will, at the Company’s request, borrow from third parties and, through the relevant Sales Agent acting as agent for such Forward Purchaser, sell a number of shares of the Company’s common stock equal to the number of shares of the Company’s common stock underlying such forward sale agreement. In no event will the aggregate number of shares sold through the Sales Agents or the Forward Sellers under the Sales Agreement and the Master Forward Confirmations have an aggregate sales price in excess of $1,000,000,000.

The above summary is qualified in its entirety by reference to the Sales Agreement and form of Master Forward Confirmation attached as Exhibits 1.1 and 99.1, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

The Shares will be issued pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on December 16, 2022 (File No. 333-268821), and a prospectus supplement, dated October 25, 2024, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Act.

In connection with the filing of the prospectus supplement, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of its counsel, Goodwin Procter LLP.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1
Sales Agency Financing Agreement, dated October 25, 2024 (the “Sales Agreement”), by and among the Company, Robert W. Baird & Co. Incorporated, BofA Securities, Inc., BTIG, LLC, Jefferies LLC, J.P. Morgan Securities LLC, Raymond James & Associates, Inc., Regions Securities LLC, Samuel A. Ramirez & Company, Inc., and TD Securities (USA) LLC as sales agents, Robert W. Baird & Co. Incorporated, BofA Securities, Inc., Nomura Securities International, Inc., Jefferies LLC, J.P. Morgan Securities LLC, Raymond James & Associates, Inc., Regions Securities LLC, and TD Securities (USA) LLC as forward sellers, Robert W. Baird & Co. Incorporated, Bank of America, N.A., Nomura Global Financial Products, Inc., Jefferies LLC, JPMorgan Chase Bank, National Association, Raymond James & Associates, Inc., Regions Securities LLC, and The Toronto-Dominion Bank as forward purchasers

5.1	Opinion of Goodwin Procter LLP as to the legality of the securities being registered
23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)
99.1	Form of Master Forward Confirmation (included as Exhibit C to the Sales Agreement filed as Exhibit 1.1 hereto)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 25, 2024

EASTGROUP PROPERTIES, INC.

By: /s/ Brent W. Wood
Brent W. Wood Executive Vice President, Chief Financial Officer and Treasurer